TANNER+Co.
                              Certified Public Accountants
                              and Business Advisors

                              675 East 500 South, Suite 640
                              Salt Lake City, Utah  84102
                              Telephone (801) 532-7444
                              Fax (801) 532-4911
                              E-mail: mail@bestcpa.com


                 CERTIFYING ACCOUNTANTS' CONSENT



U.S. Securities and Exchange Commission
Washington, D.C. 20549


     We have read Cimetrix Incorporated's Form 8-K regarding
"Changes in Registrant's Certifying Accountant" and as pertaining to our firm, we agree with the statements contained therein.


                              Tanner & Co.


Salt Lake City, Utah
February 11, 1998